UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                                    Pursuant
                            To Section 18 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest reported): September 25, 2006


                                  MEGOLA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Nevada                       000-49815                88-0492605
          ------                       ---------                ----------
(State or other jurisdiction          (Commission            (I.R.S. employer
     of incorporation)                File Number)        identification number)


              446 Lyndock St. , Suite 102, Corunna, Ontario N0N 1G0
               (Address of principal executive offices) (Zip code)


                                 (519) 481-0628
               Registrant's telephone number, including area code


                                      None
                  (Former Address If Changed since Last Report)

ITEM 5.02  Election of Directors

The nominated directors set forth in the DEF14A filed 9-8-2006 were elected at the Annual Meeting at which 51.8% of the total issued and outstanding shares were represented in person or by proxy. Information concerning this item is incorporated by reference from the DEF14A filed 9-8-2006.

ITEM 5.03  Amendment to Articles

The Amendment to Articles set forth in the DEF14A filed 9-8-2006 was adopted at the Annual Meeting at which 51.8% of the total issued and outstanding shares were represented in person or by proxy. Information concerning this item is incorporated by reference from the DEF14A filed 9-8-2006.

ITEM 9.01  Exhibits

99  Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Megola, Inc.
                                          (Registrant)



Dated: September 27, 2006                 By: /s/ Joel Gardner
                                             ----------------------------------
                                                   Joel Gardner, President